UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 16, 2005
               Date of Earliest Event Reported: December 12, 2005


                               Knight Fuller, Inc.
             (Exact name of Registrant as specified in its Charter)

                                    Delaware
                          -----------------------------
                 (State or other Jurisdiction of Incorporation)

              333-87968                                    45-0476087
---------------------------------------            -----------------------------
        (Commission File Number)                        (I.R.S. Employer
                                                      Identification Number)
          3407 Winona Avenue
          Burbank, California                                  91504
----------------------------------------           -----------------------------
(Address of Principal Executive Offices)                     (Zip Code)

                                  818-559-4333
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

         On December 12, 2005, Knight Fuller, Inc., a Delaware corporation ("Knight Fuller"), entered into the following agreements with Montage Partners III, LLC, a Nevada limited liability company ("Montage"): (1) Securities Purchase Agreement; (2) Secured Debenture in the principal amount of $500,000;
(3) Security Agreement; (4) Warrants covering 380,000 shares of Knight Fuller common stock; and (5) Registration Rights Agreement. Copies of the five agreements described in the preceding sentence are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and the following summary is qualified in its entirety by reference to such agreements, which are incorporated herein.

         Pursuant to the agreements that are described in the preceding paragraph:

            o Knight Fuller borrowed $500,000 from Montage, with interest to accrue at the rate of 6% per annum, and with all principal and accrued interest due and payable on June 12, 2006. Montage is entitled to convert all or a portion of the outstanding principal amount and accrued interest on the Secured Debenture into shares of Knight Fuller common stock at a conversion price of $1.50 per share, subject to the adjustment provisions of the Secured Debenture.

            o Knight Fuller issued to Montage fully vested and exercisable Warrants to purchase up to 380,000 shares of Knight Fuller common stock at an exercise price of $1.60 per share, subject to the adjustment provisions of the Warrants. The Warrants expire on December 12, 2009.

            o Knight Fuller agreed in the Registration Rights Agreement to file a registration statement with the Securities and Exchange Commission that will register the resale of the shares of Knight Fuller common stock that are issuable pursuant to the Secured Debenture and the Warrants.

            o Pursuant to the Security Agreement, Knight Fuller gave Montage a security interest in Knight Fuller's accounts receivable to secure its obligations under the Secured Debenture, the Securities Purchase Agreement, the Warrants and the Registration Rights Agreement.

Item 3.02         Unregistered Sales of Equity Securities

         As described in more detail in Item 1.01 of this Report on Form 8-K, on December 12, 2005, (i) Knight Fuller agreed to issue to Montage shares of Knight Fuller common stock upon Montage's election to convert all of a portion of the outstanding amount of the Secured Debenture into common stock, and (ii) Knight Fuller issued to Montage Warrants to purchase up to 380,000 shares of Knight Fuller common stock at an exercise price of $1.60 per share. The issuance of the shares of common stock described in the preceding sentence is exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for a transaction not involving a public offering.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

10.1 Securities Purchase Agreement dated as of December 12, 2005, between Knight Fuller, Inc. and Montage Partners III, LLC.

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

10.2 Secured Debenture dated December 12, 2005, in the original principal amount of $500,000, issued by Knight Fuller, Inc. in favor of Montage Partners III, LLC.

10.3 Security Agreement dated December 12, 2005 between Knight Fuller, Inc. and Montage Partners III, LLC.

10.4 Warrants dated December 12, 2005, issued by Knight Fuller, Inc. to Montage Partners III, LLC, to purchase 380,000 shares of common stock.

10.5 Registration Rights Agreement dated as of December 12, 2005 between Knight Fuller, Inc. and Montage Partners III, LLC.


























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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 16, 2005      KNIGHT FULLER, INC.


                                By:  /s/ Howard Livingston
                                     -------------------------------------------
                                     Howard Livingston, Chief Financial Officer






























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



                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

10.1 Securities Purchase Agreement dated as of December 12, 2005, between Knight Fuller, Inc. and Montage Partners III, LLC.

10.2 Secured Debenture dated December 12, 2005, in the original principal amount of $500,000, issued by Knight Fuller, Inc. in favor of Montage Partners III, LLC.

10.3 Security Agreement dated December 12, 2005 between Knight Fuller, Inc. and Montage Partners III, LLC.

10.4 Warrants dated December 12, 2005, issued by Knight Fuller, Inc. to Montage Partners III, LLC, to purchase 380,000 shares of common stock.

10.5 Registration Rights Agreement dated as of December 12, 2005 between Knight Fuller, Inc. and Montage Partners III, LLC.

























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